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                                                                   Exhibit 10.17

                          AMENDMENT TO PROMISSORY NOTE

               AMENDMENT, dated as of January 26, 2001 (this "Amendment"), to the Promissory Note, dated as of January 31, 2000 (the "Note"), between the undersigned (the "Borrower"), and Western Multiplex Corporation, a Delaware Corporation ("WMC" or the "Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, pursuant to the Note, the Lender has agreed to make, and has made, extensions of credit to the Borrower; and

               WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lender has agreed, that certain provisions of the Note be amended in the manner provided for in this Amendment;

               NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

               SECTION 1. AMENDMENT TO SECTION 3(b) OF THE NOTE. Section 3(b) of the Note is hereby amended by deleting all of the language contained in such section and the caption is hereby amended to omit the words "Limited Recourse".

               SECTION 2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which together shall constitute a single instrument.

               SECTION 3. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of California.

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                            WESTERN MULTIPLEX CORPORATION


                                            By: /s/ Amir Zoufonoun
                                               _________________________________
                                               Name: Amir Zoufonoun
                                               Title: COO


                                            EMPLOYEE

                                            By: /s/ Nancy Huber
                                               _________________________________
                                               Name:  Nancy Huber


                                            SPOUSE

                                            By: /s/ William J. Huber
                                               _________________________________
                                               Name: William J. Huber